Fees Summary	Nov. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,076,400,000.00
Previously Paid Amount	0.00
Total Fee Amount	164,796.84
Total Offset Amount	0.00
Net Fee	$ 164,796.84
Final Prospectus	false